[Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 March 18, 2004

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                    1-9076                        13-3295276
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
              ---------

              99.       Press release of Registrant dated March 18, 2004.



Item 9.  Regulation FD Disclosure.
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         Registrant is furnishing its press release dated March 18, 2004.
The press release is included herewith as Exhibit 99 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FORTUNE BRANDS, INC.
                                             ---------------------
                                                      (Registrant)



                                             By   /s/ C. P. Omtvedt
                                                 -------------------------------
                                                 C. P. Omtvedt
                                                 Senior Vice President and
                                                   Chief Financial Officer




Date:  March 18, 2004

                                  EXHIBIT INDEX



                                                 Sequentially
Exhibit                                          Numbered Page
-------                                          -------------


99.      Press release of Registrant dated
         March 18, 2004.